EXHIBIT 13.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

        Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Industrias Bachoco, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of Mexico (the "Company"), does hereby certify, to such officer's knowledge, that:

        The Annual Report on Form 20-F for the fiscal year ended December 31, 2004 (the "Form 20-F") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  June 29, 2005                        /s/  CRISTOBAL MONDRAGON FRAGOSO
                                             --------------------------------
                                             Cristobal Mondragon Fragoso
                                             Chief Executive Officer

Dated:  June 29, 2005                        /s/ DANIEL SALAZAR FERRER
                                             -------------------------
                                             Daniel Salazar Ferrer
                                             Chief Financial Officer

        A signed original of this written statement required by Section 906 has been provided to Industrias Bachoco, S.A. de C.V. and will be retained by Industrias Bachoco, S.A. de C.V. and furnished to the Securities and Exchange Commission or its staff upon request.